                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ING SMALL CAP GROWTH FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                                 ING FUNDS TRUST
                               1475 DUNWOODY DRIVE
                           WEST CHESTER, PA 19380-1478

                                OCTOBER 11, 1999

                            ING SMALL CAP GROWTH FUND

Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders of the ING Small Cap Growth Fund (the "Fund") to be held on October 29, 1999, at the Fund's offices located at 1475 Dunwoody Drive, West Chester, PA 19380.

The purpose of the Special Meeting is to approve a new investment sub-advisory agreement for the Fund with Furman Selz Capital Management LLC, which would replace the existing investment sub-advisory agreement with Baring Asset Management, Inc. The terms of the new investment sub-advisory agreement are the same in all material respects as the existing investment sub-advisory agreement, except for the appointment of the new sub-adviser. If the new agreement is approved:

     - There will be no changes to the investment management fees paid by the Fund, and

     - The management of the Fund will continue to be supervised by ING Mutual Funds Management Co. LLC.

Included with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in ING Funds Trust.

Sincerely,
/s/  John J. Pileggi
-------------------------------------
     John J. Pileggi, President
     ING Funds Trust

                                 ING FUNDS TRUST
                               1475 DUNWOODY DRIVE
                           WEST CHESTER, PA 19380-1478

                            ING SMALL CAP GROWTH FUND

OCTOBER 11, 1999

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the ING Small Cap Growth Fund will be held at the Fund's offices, located at 1475 Dunwoody Drive, West Chester, PA 19380, on October 29, 1999, at 10:00 a.m. (Eastern time) for the following purposes:

     1. To approve a new investment sub-advisory agreement between ING Mutual Funds Management Co. LLC and Furman Selz Capital Management LLC ("Furman Selz"), pursuant to which Furman Selz would serve as the new sub-adviser to the ING Small Cap Growth Fund.

     2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on September 30, 1999, are entitled to notice of, and to vote at, the Meeting. The ING Small Cap Growth Fund is a series of ING Funds Trust, a Delaware business trust.


/s/ Rachelle I. Rehner
----------------------------------------
    Rachelle I. Rehner, Secretary
    ING Funds Trust

                                 ING FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1999

                            ING SMALL CAP GROWTH FUND

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of ING Funds Trust for voting at the special meeting of shareholders of the ING Small Cap Growth Fund (the "Fund") to be held at 10:00 a.m. (Eastern time) on October 29, 1999, at the Fund's offices at 1475 Dunwoody Drive, West Chester, PA 19380, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about October 11, 1999.

PROPOSAL

The purpose of the Meeting is to have shareholders vote on a Proposal to approve a new investment sub-advisory agreement for the Fund with Furman Selz Capital Management LLC, which would replace the existing investment sub-advisory agreement with Baring Asset Management, Inc.

Each share of the Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to ING Funds Trust, or by voting in person at the Meeting.

The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES OF ING FUNDS TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Board of ING Funds Trust has fixed the close of business on September 30, 1999 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, there were 2,773,653.864 shares outstanding of Fund.

SEMI-ANNUAL REPORT

A copy of the Fund's semi-annual report for the period ended April 30, 1999 is available without charge upon request by writing to ING Funds Trust, 1475 Dunwoody Drive, West Chester, PA 19380, or by calling 1-877-463-6464.

BACKGROUND

ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), is engaged by ING Funds Trust to exercise overall responsibility, subject to the supervision of the Board, for engaging sub-advisers and for monitoring and evaluating the management of the Fund's assets by its sub-adviser. The Manager is also responsible for monitoring and evaluating the sub-adviser on a periodic basis, and will consider its performance record with respect to the investment policies of the Fund. The Manager also provides certain administrative services necessary for the Fund's operations. For its services, the Manager receives from the Fund a fee, payable monthly, at the annual rate of 1% of the Fund's average daily net assets. The Manager has agreed to discount its fees during the Fund's first and second years of operations.

The Manager has entered into a Sub-Advisory Agreement (the "Existing Sub-Advisory Agreement") on behalf of the Fund with Baring Asset Management, Inc. ("BAM"). Under the Existing Sub-Advisory Agreement, BAM has full investment discretion and makes all determinations with respect to the investment of the Fund's assets and the purchases and sale of portfolio securities and other investments. BAM, located at 125 High Street, Boston, MA 02110, is a wholly-owned subsidiary of Baring Asset Management Holdings Limited, a global company registered in England and Wales, which is in turn a wholly-owned subsidiary of ING Group.

On September 30, 1999, the Manager recommended to the Board that it enter into a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") with Furman Selz Capital Management LLC ("Furman Selz"), which would replace the Existing Sub-Advisory Agreement. Furman Selz, like BAM, is an affiliate of the Manager by reason of common ownership. Furman Selz anticipates that George Paoletti, an employee of Furman Selz, will be the portfolio manager of the Fund. Mr. Paoletti has been employed at Furman Selz since July 1999, and previously was employed at Morgan Stanley Dean Witter Advisors from May 1997 to July 1999.

After careful consideration of a variety of factors (see "The Trustees' Considerations" below), the Board unanimously approved the New Sub-Advisory Agreement, subject to approval of a majority of the outstanding voting securities of the Fund at the Meeting. If shareholders vote to approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will replace the Existing Sub-Advisory Agreement with respect to the Fund, thus terminating BAM's involvement with the Fund. If shareholders do not approve the New Sub-Advisory Agreement, the Board will consider its alternatives, including retaining BAM as sub-adviser of the Fund.

THE LEGAL FRAMEWORK

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company's shareholders. Therefore, in order for Furman Selz to provide investment advisory services to the Fund, the shareholders of the Fund must approve the New Sub-Advisory Agreement with Furman Selz. The Board believes that it is in the best interests of the Fund for Furman Selz to manage the Fund.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND THE EXISTING SUB-ADVISORY AGREEMENT

ING America Insurance Holdings, Inc., as the initial shareholder of the Fund, initially approved the Existing Sub-Advisory Agreement on October 30, 1998. The Existing Sub-Advisory Agreement is dated October 30, 1998.

Under the Existing Sub-Advisory Agreement, as compensation for the services performed by BAM, the Manager pays BAM a fee, accrued daily and paid monthly at the rate of 0.50% per annum of the Fund's average daily net assets. BAM has agreed to discount its fees during the first and second years of the Existing Sub-Advisory Agreement.

Other than the change in the sub-adviser, the terms of the New Sub-Advisory Agreement will be substantially identical in all material respects to the Existing Sub-Advisory Agreement, including the amount of compensation paid to the sub-adviser. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Sub-Advisory Agreement is only a summary. You should refer to Exhibit A for a form of the complete New Sub-Advisory Agreement.

As is the case under the Existing Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the sub-adviser will provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the 1940 Act and the rules thereunder, the governing documents of ING Funds Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board.

If approved by shareholders, the New Sub-Advisory Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of ING Funds Trust or of any such party. The New Sub-Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Board, or by a vote of holders of a majority of the shares of the Fund.

Both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser would have no liability to the Manager of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser of its duties under the Agreements ("Disabling Conduct").

--------------------------------------------------------------------------------
THE BOARD OF ING FUNDS TRUST HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.
--------------------------------------------------------------------------------

The Board has determined that the New Sub-Advisory Agreement is fair and in the best interests of the Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The New Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on September 30, 1999. The full Board, and, separately, the independent Trustees, voted unanimously to approve the New Sub-Advisory Agreement.

In evaluating the New Sub-Advisory Agreement, the Board reviewed materials furnished by the Manager and Furman Selz, including information about Furman Selz's personnel, operations and anticipated management of the Fund.

The Board also gave consideration to the basis for the Manager's recommendation of Furman Selz, including (i) the relative performance of the Fund under BAM's direction, (ii) the performance of Furman Selz personnel who will be involved in the management of the Fund, (iii) the Manager's assessment of Furman Selz's operational and compliance capabilities, and (iv) the overall reputation and standing of Furman Selz in the investment community.

The Board also considered that the terms of the New Sub-Advisory Agreement will remain materially unchanged from those of the Existing Sub-Advisory Agreement and that the advisory fees payable by the Fund will remain the same.

Based upon it evaluation, the Board concluded that the Manager's engagement of Furman Selz as sub-adviser to the Fund likely would offer the Fund the access to highly effective management and advisory agreement services and capabilities. The Board concluded further that the terms of the New Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.

In order to provide for the services described above in the New Sub-Advisory Agreement, the shareholders are being asked to approve the New Sub-Advisory Agreement.

THE MANAGER

The Manager is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., which in turn is a wholly-owned subsidiary of ING Group. ING Group's address is Schenkkade 65, 2595 AS, The Hague, The Netherlands, and the Manager's address is 1475 Dunwoody Drive, West Chester, PA 19380. The directors of the Manager are set forth in the table below.

Name and Address                             Principal Occupation
----------------                             --------------------
John J. Pileggi                              President and Chief Executive Officer of
1475 Dunwoody Drive                          the Manager; Trustee of ING Funds Trust
West Chester, PA 19380

Alexander H. Rinnooy-Kan                     Member of the Executive Board of ING
Schenkkade 65, 2595 AS                       Group
The Hague, The Netherlands

Glenn Hilliard                               Chairman and Chief Executive Officer of
5780 Powers Ferry Road, N.W.                 ING North America Insurance Holdings
Atlanta, Georgia 30327

Frederick S. Hubbell                         Chairman of the Executive Committee of ING
Schenkkade 65, 2595 AS                       Financial Services, International
The Hague, The Netherlands

The Manager currently serves as investment manager to 23 separate portfolios of the ING Funds Trust, 15 of which are currently operational and being offered to investors. The net assets of each of these portfolios and the management fee paid to the Manager by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

                                                                                               ANNUAL
                                                                    NET ASSETS             MANAGEMENT FEE
NAME OF PORTFOLIO                                                (AUG. 31, 1999)          (BEFORE WAIVERS)
-----------------                                                ---------------          ----------------
ING Large Cap Growth Fund                                          $ 46,487,212                0.75%
ING Growth & Income Fund                                           $ 35,364,291                0.75%
ING Mid Cap Growth Fund                                            $ 28,509,727                1.00%
ING Small Cap Growth Fund                                          $ 28,990,213                1.00%
ING Global Brand Names Fund                                        $ 46,071,361                1.00%
ING International Equity Fund                                      $ 31,134,875                1.25%
ING European Equity Fund                                           $ 29,464,244                1.15%
ING Tax Efficient Equity Fund                                      $ 52,140,773                0.80%
ING Focus Fund                                                     $ 36,110,845                1.00%
ING Global Information Technology Fund                             $ 46,911,118                1.25%
ING Internet Fund                                                  $ 22,392,432                1.25%
ING Intermediate Bond Fund                                         $ 33,535,587                0.50%
ING High Yield Bond Fund                                           $ 32,103,291                0.65%
ING International Bond Fund                                        $ 24,846,593                1.00%
ING Money Market Fund                                              $221,225,515                0.25%

FURMAN SELZ

Furman Selz is a wholly owned subsidiary of ING Furman Selz Asset Management Inc., which in turn is an indirect wholly owned subsidiary of ING Group. The address of both Furman Selz and its parent company is 230 Park Avenue, New York, NY 10169. Furman Selz is engaged in the business of providing investment advice to institutional and individual client accounts having assets of approximately $10 billion as of June 30, 1999. The President and Chief Executive Officer of Furman Selz is Edmund A. Hajim, and the managing directors of Furman Selz are set forth in the table below.

NAME                                          PRINCIPAL OCCUPATION
----                                          --------------------
Jerrold Bertner                               Portfolio Manager with Furman Selz

Steven D. Blecher                             Vice President of Furman Selz

David C. Campbell                             Portfolio Manager with Furman Selz

Karen Cronk                                   Portfolio Manager with Northstar Asset Management,
                                              a division of Furman Selz

Roger H. Felberbaum                           Portfolio Manager with Furman Selz

Carl L. Goldsmith                             Portfolio Manager with Delta Asset Management,
                                              a division of Furman Selz

Edmund A. Hajim                               Chairman of the Board and President of Furman Selz

William C. Hibschman                          Portfolio Manager with Delta Asset Management,
                                              a division of Furman Selz
Michael L. Kass                               Portfolio Manager with Furman Selz

Vincent J. Lepore                             Vice President of Furman Selz

Robert Miller                                 Vice President, Secretary, and Treasurer of Furman Selz

Leighton H. McIlvaine                         Portfolio Manager with Furman Selz

Elizabeth Messina                             Marketing Director with Furman Selz

Matthew S. Price                              Portfolio Manager with Furman Selz

Robert U. Sandroni                            Portfolio Manager with Delta Asset Management,
                                              a division of Furman Selz
Robert A. Schonbrunn                          Portfolio Manager with Furman Selz

Alan D. Segars                                Portfolio Manager with Furman Selz

William W. Storff                             Institutional Marketing for Furman Selz

William Turchyn                               Chief Operating Officer of Furman Selz

Burke C. Vandermast                           Portfolio Manager with Northstar Asset Management,
                                              a division of Furman Selz

Kirk C. Strawn                                Retail Marketing for Furman Selz

David Middlemiss                              Portfolio Manager with Furman Selz

David Pearl                                   Portfolio Manager with Furman Selz

John Morosani                                 Portfolio Manager with Furman Selz

Edward Cimillucda                             Portfolio Manager with Furman Selz

Grant A. Wood, Jr.                            Portfolio Manager with Furman Selz

The business address of each of the foregoing individuals is 230 Park Avenue, New York, NY 10169, except for Messrs. Goldsmith, Hibschman and Sandroni, whose business address is 333 South Grand Avenue, Los Angeles, CA 90071.

Furman Selz currently serves as the investment sub-advisor to three other separate portfolios of ING Funds Trust. The size of each of these portfolios and the sub-advisory fee paid to Furman Selz by the Manager (expressed as a percentage of average daily net assets) are set forth below:

                                                                NET ASSETS            ANNUAL SUB-ADVISORY
NAME OF PORTFOLIO                                             (AUG. 31, 1999)         FEE (BEFORE WAIVERS)
-----------------                                             ---------------         --------------------
ING Mid Cap Growth Fund                                        $ 28,509,727                   0.50%
ING Focus Fund                                                 $ 36,129,879                   0.50%
ING Tax Efficient Equity Fund *                                $ 52,140,773                   0.40%

*  Sub-advised by Delta Asset Management, a division of Furman Selz.

Furman Selz also serves as sub-adviser to two portfolios managed by SEI Investments. The size of each of these portfolios and the fees paid to Furman Selz by SEI Investments (expressed as a percentage of average daily net assets) are set forth below:

                                                                NET ASSETS            ANNUAL SUB-ADVISORY
NAME OF PORTFOLIO                                             (AUG. 31, 1999)         FEE (BEFORE WAIVERS)
-----------------                                             ---------------         --------------------
SEI Small Cap Growth Fund                                      $114,346,276                   0.50%
SEI Small Cap Fund                                             $ 23,973,135                   0.40%

THE UNDERWRITER

The Fund's principal underwriter is ING Funds Distributor, Inc. (the "Underwriter"), 1475 Dunwoody Drive, West Chester, PA 19380. The Underwriter is a wholly-owned indirect subsidiary of ING Group and thus an affiliate of the Manager, Furman Selz and BAM.

OFFICERS OF ING FUNDS TRUST

The officers of ING Funds Trust are listed below. The address of each officer is the same as that of ING Funds Trust and the Manager.

NAME                                 POSITION WITH ING FUNDS TRUST       POSITION WITH THE MANAGER
----                                 -----------------------------       -------------------------
John J. Pileggi                      Chairman of the Board and           President and Chief Executive
                                     President                           Officer

Donald Brostrom                      Treasurer                           Executive Vice President and
                                                                         Chief Financial Officer

Louis S. Citron                      Vice President                      Senior Vice President and
                                                                         General Counsel

Ralph G. Norton, III                 Vice President                      Vice President and Chief
                                                                         Investment Officer

Lisa M. Buono                        Vice President                      Vice President - Financial
                                                                         Operations
Rachelle I. Rehner                   Secretary                           Fund Legal Manager

Charles Eng                          Assistant Treasurer                 Fund Accounting Manager

Amy Lau                              Assistant Treasurer                 Fund Administration Manager

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of ING Funds Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, while broker non-votes are considered "present," they are disregarded in calculating the percentage of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting.

As of the close of business on September 30, 1999, ING America Insurance Holdings, Inc. owned of record 90.16% of the shares of the Fund and thus may be deemed to control the Fund. As a shareholder of more than 50% of the Fund's shares, ING America Insurance Holdings, Inc. will be able to cast the deciding vote on the Proposal. To the knowledge of management, at the close of business on September 30, 1999, the officers and Trustees of ING Funds Trust owned, collectively, less than 1% of the shares of the Fund.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Manager, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by ING Funds Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

By order of the Board of Trustees,

/s/  John J. Pileggi
---------------------------------------
     John J. Pileggi, President
     ING Funds Trust

October 11, 1999

                                                                       EXHIBIT A

                              SUBADVISORY AGREEMENT

THIS AGREEMENT is made this 30th day of October, 1998 by and between ING MUTUAL FUNDS MANAGEMENT CO. LLC, a Delaware limited liability company (the "Investment Adviser"), and Furman Selz Capital Management LLC (the "Sub-Adviser").

                               W I T N E S S E T H

            WHEREAS, the Investment Adviser is registered and will remain registered during the term of this Agreement as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

            WHEREAS, the Sub-Adviser is registered and will remain registered during the term of this Agreement as an investment adviser under the Investment Advisers Act, and engages in the business of acting as an investment adviser; and

            WHEREAS, the Investment Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Investment Adviser in connection with the underlying investment funds specified on Schedule A hereto (collectively, the "Funds," and each, a "Fund"), each of which is an investment portfolio of the ING Funds Trust (the "Trust"); and

            WHEREAS, the Sub-Adviser is willing to make available to the Investment Adviser and to the Funds certain sub-investment advisory services;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Sub-Investment Advisory Services. Subject always to the supervision of the Investment Adviser and the Trust's Board of Trustees, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the portion of the Funds allocated to it by the Investment Adviser, and place all orders for the purchase and sale of securities for such portions of the Funds. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Trust's organizational documentation, and the respective stated investment objective, policies and restrictions of the Funds, as amended, will use its best efforts to safeguard and promote the welfare of the Funds, and will comply with other policies which the Trust's Board of Trustees or the Investment Adviser, as the case may be, may from time to time determine and communicate in writing to the Sub-Adviser.

            The Sub-Adviser further agrees that it:

            (a) will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;

            (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer;

            (c) will report regularly to the Board of Trustees of the Trust and to the Investment Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Investment Adviser on a regular basis the management of the Funds, including, without limitation, review of the general investment strategy of the Funds, interest rate considerations and general conditions affecting the marketplace;

            (d) will maintain books and records with respect to the Funds'
                securities transactions as are required by applicable laws and regulations to be maintained and will furnish the Trust's Board of Trustees such periodic and special reports as are required by applicable laws and regulations to be furnished or as the Board may reasonably request;

            (e) will treat confidentially and as proprietary information of the
                Trust all records and other information relative to the Trust, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

            (f) in making investment recommendations for the Funds, the
                Sub-Adviser's personnel will not inquire as to or take into consideration whether the issuers of securities proposed for purchase or sale for a Fund's accounts are clients of the Sub-Adviser or of its affiliates. In dealing with such clients, the Sub-Adviser and its affiliates will not inquire as to or take into consideration whether securities of those customers are held by the Trust; and

            (g) will provide advice and recommendations with respect to other aspects of the business and affairs of the Funds and perform such other functions related to the provision of investment management services as the Investment Adviser may reasonably request.

3. Broker-Dealer Relationships. With regard to the portions of the Funds allocated to it, the Sub-Adviser is responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser may select any affiliated person of the Trust, the Investment Adviser, or the Sub-Adviser to the extent permitted pursuant to the Trust's procedures for securities transactions with affiliated brokers pursuant to Section 17(e)(2) and Rule 17e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            The Sub-Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

            Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Sub-Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

4. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to: (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; (b) the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended, and the Investment Company Act; (c) the provisions of the Trust Instrument of the Trust, as amended; (d) the provisions of the By-laws of the Trust, as amended; and (e) any other applicable provisions of state and federal law.

5. Books and Records. In compliance with Rule 3la-3 under the Investment Company Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust on behalf of the Investment Adviser are the property of the Trust and further agrees to surrender promptly to the Trust or to the Investment Adviser copies of any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 adopted under the Investment Company Act all records required to be maintained by the Sub-Adviser on behalf of the Investment Adviser under Rule 3la-1(b)(5), (6), (7), (9) and (10) under the Investment Company Act.

6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears at the annual rate set forth of Schedule A, based on each Fund's average daily net assets, computed in the manner set forth in the Registration Statement of the Trust. In the event that investment advisory fees charged to a Fund by the Investment Adviser are waived, deferred or reduced, then sub-advisory fees payable in accordance with this Paragraph 7 shall be proportionally waived, deferred or reduced. Such fee reduction, if applicable, shall be applied on a monthly basis at the time each payment of sub-advisory fees is due hereunder. Further, if the fees payable to the Sub-Adviser begin to accrue before the end of any month, or if this Agreement terminates before the end of any month, then such fees for such month shall be prorated according to the proportion which the partial period bears to the full month in which such effectiveness or termination occurs.

8. Liability of Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors or employees, the Sub-Adviser shall not be subject to liability to the Investment Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Limit of Liability. The terms the "ING Funds Trust" and "Trustees" (of the Trust) refer, respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust's organizational documentation, to which reference is hereby made. The obligations of the "ING Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Funds, and all persons dealing with the Funds or other series of the Trust must look solely to the assets of the Funds for the enforcement of any claims against the Trust.

10. Term. This Agreement shall become effective as it pertains to a Fund at the close of business on the date opposite the Fund's name on Schedule A and shall remain in force and effect for two years from such date and thereafter from year to year, provided that such continuance is specifically approved at least annually: (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

11. Termination. This Agreement may be terminated at any time as it pertains to a Fund, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, by the Investment Adviser, or by the Sub-Adviser on sixty (60) days' written notice to the other parties. The notice provided for herein may be waived by any party. This Agreement shall automatically terminate as it pertains to all Funds in the event of its assignment. The term "assignment" for the purpose of this paragraph has the meaning defined in Section 2(a)(4) of the Investment Company Act.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Investment Adviser shall be 1475 Dunwoody Drive, West Chester, PA 19380, and the address of the Sub-Adviser shall be 230 Park Avenue, New York, NY 10169, attn:
Vincent J. Lepore.

14. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

FURMAN SELZ CAPITAL MANAGEMENT               ING MUTUAL FUNDS MANAGEMENT CO.
LLC                                                     LLC

By: /s/ Vincent J. Lepore               By: /s/ John J. Pileggi
   ---------------------------------        ------------------------------------
Title:   Vice President                 Title:  President

Attest By: /s/ Valerie S. King          Attest By: /s/ Louis S. Citron
          --------------------------              ------------------------------
Title:   Managing Director              Title:  Vice President

                                   Schedule A

Name of Fund                                            Fee Rate               Approval Date
------------                                            --------               -------------
ING National Tax-Exempt Bond Fund                       0.250%*                October 30, 1998

ING Mid Cap Growth Fund                                 0.500%*                October 30, 1998

ING Balanced Fund                                       0.400%*                October 30, 1998

ING Focus Fund                                          0.500%*                October 30, 1998

ING Small Cap Growth Fund                               0.500%**               October 31, 1999

--------------


* For the first year of operations, the fee rate will be one-quarter (1/4) of the annual fee rate reflected herein. For the second year of operations, the fee rate will be one-half (1/2) of the annual rate reflected herein.

** For the fiscal year ended October 31, 2000, the fee rate will be one-half (1/2) of the annual fee rate reflected herein.

FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Shares Held]

                                 ING FUNDS TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1999

                            ING SMALL CAP GROWTH FUND

         SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ING FUNDS TRUST

The undersigned hereby appoints Louis S. Citron and Rachelle I. Rehner proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the ING Small Cap Growth Fund (the "Fund"), a separate series of ING Funds Trust, to be held at 10:00 a.m. (Eastern time) on October 29, 1999, at the Fund's offices located at 1475 Dunwoody Drive, West Chester, PA 19380, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on September 30, 1999.

A signed proxy will be voted in favor of the Proposal listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on September 30, 1999. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW.

PROPOSAL: To approve a new investment sub-advisory agreement between ING Mutual Funds Management Co. LLC and Furman Selz Capital Management LLC ("Furman Selz"), pursuant to which Furman Selz would serve as the new sub-adviser of the Fund.

  FOR |_|          AGAINST |_|          ABSTAIN |_|

Signed: ____________________________________ Dated: __________________
        [Shareholder Name]

Signed: ____________________________________ Dated: __________________
        [Signature(s) (if held jointly)]

Please sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. If shares are held jointly, each shareholder should sign.